UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

Yunhong CTI Ltd.

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road, Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Redemption of Equity Interest in Flexo Universal

On July 30, 2021, Yunhong CTI Ltd. (the “Company”) entered into an agreement (the “Agreement”) whereby it agreed to the redemption of all of its equity interests in Flexo Universal S DE RL DE CV, a Mexican corporation (“Flexo”), in a transaction whereby Kingman Distributions, S.A. DE C.V, a Mexican corporation (the “Buyer”), will become the majority owner of Flexo (the “Transaction”).

In connection with the Transaction, Flexo will purchase and redeem all of the Company’s equity interests in Flexo in return for a purchase price of Five Hundred Thousand Dollars ($500,000), of which One Hundred Thousand Dollars ($100,000) is to be paid at the closing of the Transaction, and the remainder is to be paid in installments over twelve months following the closing date (the “Installment Obligations”). The Installment Obligations are to be secured by a pledge of the assets of Flexo, as well as by guaranties provided by the Buyer and Pablo Gortazar, an individual with an ownership interest in Flexo, pursuant to a Guaranty and Security Agreement to be entered into among the Company, the Buyer, Flexo and Mr. Gortazar at the closing.

The closing is conditioned on, among other things, (i) the Company being released from all obligations in connection with its guaranty of the real property lease for Flexo’s operating location in Guadalajara, Mexico, and (ii) the Company repaying its obligations in full to PNC Bank, National Association pursuant to the terms of the Revolving Credit, Term Loan and Security Agreement, dated as of December 14, 2017, as amended between the Company and the bank. The Transaction will close when all of the closing conditions set forth in in the Agreement have been satisfied, with closing currently expected to occur on October 10, 2021.

Please see Exhibit 10.1 to this Current Report on Form 8-K for the Agreement. The foregoing summary of the terms of the Agreement is qualified in their entirety by reference thereto.

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

The exhibit listed below is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Stock Redemption Agreement by and among Yunhong CTI Ltd., Kingman Distributions, S.A. de C.V., Flexo Universal S de RL de CV, and Pablo Gortazar, dated July 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021

Yunhong CTI Ltd.

By:	/s/ Jennifer Connerty
Jennifer Connerty
Chief Financial Officer